SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report:  April 23, 1996
                      (Date of earliest event reported)

                            DEPOSIT GUARANTY CORP.
            (Exact name of Registrant as specified in its charter)

      Mississippi                  0-4518               64-0472169
      (State of            (Commission File No.)        (IRS Employeer
      incorporation)                                 Idenification No.)

                   210 EAST CAPITAL STREET, POST OFFICE BOX 730
                            JACKSON, MISSISSIPPI 39205
           (Address of principal executive offices, including zip codes)

                                  (601) 354-8497
              (Registrant's telephone numbers, including area codes)


          ITEM 5.   OTHER EVENTS

                         On April 26, 1996, Deposit Guaranty Corp. (the
                    "Corporation") issued $100 million aggregate principal amount of 7-1/4 Notes Due May 1, 2006 (the "Notes"), pursuant to an Indenture, dated as of April 26, 1996 (the "Indenture"), between the Corporation and SunTrust Bank, Atlanta, as trustee. The Notes were sold pursuant to a shelf registration statement previously filed with the Securities and Exchange Commission (No. 33-64333). Exhibits 1.01 and 4.01 through 4.03 are hereby incorporated by reference in this Form 8-K.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                    (c)  Exhibits

                    1.01 Underwriting Agreement, including the Terms Agreement, dated April 23, 1996, between the Corporation and CS First Boston Corporation and Keefe, Bruyette & Woods, Inc., relating to the offer and sale of $100,000,000 aggregate principal amount of 7 1/4% Senior Notes Due May 1, 2006 (the "Notes").

                    4.01  Form of the Notes.

                    4.02 Form of Indenture, dated as of April 26, 1996, between the Corporation and SunTrust Bank, Atlanta, as Trustee.

                    4.03 Officers' Certificate of the Corporation, dated April 23, 1996.


                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DEPOSIT GUARANTY CORP.
                                                        (Registrant)

          Dated:  April 26, 1996                 By: /s/ Arlen L. McDonald
                                                   Name: Arlen L McDonald
                                                   Title: Executive Vice
                                                          President and
                                                          Chief Financial
                                                          Officer


                                     EXHIBIT INDEX

          EXHIBIT NO.     DESCRIPTION OF EXHIBIT

          1.01 Underwriting Agreement, including the Terms Agreement, dated April 23, 1996, between the Corporation and CS First Boston Corporation and Keefe, Bruyette & Woods, Inc., relating to the offer and sale of $100,000,000 aggregate principal amount of 7 1/4% Senior Notes Due May 1, 2006 (the "Notes").

          4.01            Form of the Notes.

          4.02 Form of Indenture, dated as of April 26, 1996, between the Corporation and SunTrust Bank, Atlanta, as Trustee.

          4.03            Officers' Certificate of the Corporation, dated
                          April 23, 1996.